NOTICE OF CONVERSION

To:     Citadel Security Software Inc.



I, Kenneth Schnitzer, hereby elect to convert $225,000 principal of my Promissory Note and interest accrued upon such principal amount through April 23, 2003 of $6,668.49 into 243,862 shares of Common Stock (the "Shares") of Citadel Security Software Inc. (the "Company") at a conversion price of $0.95 per share.

I understand that the shares issued are restricted and that the certificate representing the shares shall be imprinted with a legend as required under applicable federal and state securities laws, until the registration statement that the Company proposes to file covering the shares is effective.

I am delivering this Notice and the Promissory Note to the Company. Please issue a certificate representing the Shares in my name and to the address specified below.

Signed:  /s/ Kenneth Schnitzer               Date:  April 23, 2003
Name:    Kenneth Schnitzer
Address:
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